SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2006

INTELLIGENT LIVING CORP.

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(Exact Name of Registrant as Specified in Its Charter)

Nevada                       000-25335               88-0409024

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(State or Other Jurisdiction          (Commission         ( I.R.S. Employer

of Incorporation)               File Number)         Identification No.)

SUITE 221, 2323 QUEBEC STREET VANCOUVER, BC V5T 4S7

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(Address of Principal Executive Offices)       (Zip Code)

Registrant's telephone number, including area code: (604)689-0808

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

{ } Written communications pursuant to Rule 425 under the Securities Act (17

CFR 230.425)

{ } Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

{ } Pre-commencement communications pursuant to Rule 14d-2(b) under the

Exchange Act (17 CFR 240.14d -2(b))

{ } Pre-commencement communications pursuant to Rule 13e-4(c) under the

Exchange Act (17 CFR 240.13e -4(c))

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Item 3.02. Unregistered Sales of Equity Securities

The following table sets forth the sales of unregistered securities since the Company’s last report filed under this item.

                                                      Principal    Total Offering Price/

  Date         Title and Amount        Purchaser      Underwriter  Underwriting Discounts

November 15, 2006	20,000,000 shares of common stock issued pursuant to conversion by the holder of $200,000 principal amount of convertible debt	Michael F. Holloran	NA	NA/NA
February 15, 2008	90,000,000 shares of common stock issued pursuant to conversion by the holder of $27,000 principal amount of convertible debt	Michael F. Holloran	NA	NA/NA
December 31, 2006	10,000,000 shares of common stock issued pursuant to conversion by the holder of $150,000 principal amount of convertible debt	Murat Erbatur	NA	NA/NA
February 15, 2008	20,000,000 shares of common stock issued pursuant to conversion by the holder of $6,000 principal amount of convertible debt	Murat Erbatur	NA	NA/NA
February 15, 2008	90,000,000 shares of common stock issued pursuant to conversion by the holder of $27,000 principal amount of convertible debt	Private investor	NA	NA/NA

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                            INTELLIGENT LIVING CORP.

                            By /s/ MICHAEL F. HOLLORAN

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                               Michael F. Holloran

                               President

Date: February 27, 2008